EXHIBIT 10.3

ADOPTION AGREEMENT FOR

MFS RETIREMENT SERVICES, INC.

NON-STANDARDIZED 401(K) PROFIT SHARING

PLAN AND TRUST

The undersigned Employer adopts the MFS Retirement Services, Inc. Prototype Non-Standardized 401(k) Profit Sharing Plan and Trust and elects the following provisions:

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION (An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Section.)

1 .	EMPLOYER’S NAME, ADDRESS AND TELEPHONE NUMBER
Name:	J & J Snack Foods Corp.
Address:	6000 Central Highway
Street
Pennsauken	New Jersey	08109-9607
City	State	Zip
Telephone:	(856) 665-9534
2 .	EMPLOYER’S TAXPAYER IDENTIFICATION NUMBER 22-1935537
3 .	TYPE OF ENTITY
a.	Corporation (including Tax-exempt or Non-profit Corporation).
b.	Professional Service Corporation.
c.	S Corporation.
d.	Limited Liability Company that is taxed as:
1.	a partnership or sole proprietorship.
2.	a Corporation.
3.	an S Corporation.
e.	Sole Proprietorship.
f.	Partnership (including Limited Liability).
g.	Other:
AND, the Employer is a member of...
h.	a controlled group?
i.	an affiliated service group?

4 .	EMPLOYER FISCAL YEAR means the 12 consecutive month period:

Beginning on	October 1st		(e.g., January 1st)
	month	day
and ending on	September 30th
	month	day

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in items 9 through 11 of this Section.)

5.	PLAN NAME:

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

6 .	EFFECTIVE DATE
a.	This is a new Plan effective as of (hereinafter called the “Effective Date”).
b.	This is an amendment and restatement of a previously established qualified Plan and Trust of the Employer which was originally effective September 30, 1973 (hereinafter called the “Effective Date”). The effective date of this amendment and restatement is September 1, 2004 .
c.	FOR GUST RESTATEMENTS: This is an amendment and restatement of a previously established qualified Plan and Trust of the Employer to bring the Plan into compliance with GUST (GATT, USERRA, SBJPA and TRA ‘97). The original Plan effective date was (hereinafter called the “Effective Date”). Except as specifically provided in the Plan, the effective date of this amendment and restatement is ________. (Enter a date during the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.)
7 .	PLAN YEAR means the 12 consecutive month period:
Beginning on January 1st	(e.g., January 1st)
month day
and ending on December 31st
month day
except that there will be a short Plan Year:
a.	N/A
b.	beginning on	(e.g., July 1, 2000)
month day, year
and ending on
month day, year
8 .	VALUATION DATE means:
a.	Every day that the Trustee, any transfer agent appointed by the Trustee or the Employer, and any stock exchange used by such agent are open for business (daily valuation).
b.	Other (specify day or dates):
9 .	PLAN NUMBER assigned by the Employer (select one)
a.	001.
b.	002.
c.	003.
d.	Other:
10 .	TRUSTEE(S): (Please complete either a., b., or c. and d. and e. if applicable)
a.	NAME(S) AND TITLE(S) OF INDIVIDUAL TRUSTEE(S):

NOTE:	An Individual Trustee may not act as a Directed (Nondiscretionary) Trustee.
b.	NAME(S) OF BANK OR TRUST COMPANY TRUSTEE(S):
c.	MFS HERITAGE TRUST COMPANY (MHTC)

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

NOTE:

MHTC serves only as Directed (Nondiscretionary) Trustee and only when all Plan investments are maintained on a participant recordkeeping system used by MFS Retirement Services, Inc. pursuant to a contract for recordkeeping and administrative support services and all other requirements imposed by MHTC are satisfied. The Plan Administrator is responsible for directing MHTC in the performance of the rights, powers, duties, and obligations of the Trustee, including, without limitation, those rights, powers, duties and obligations with respect to the investment and distribution of Plan assets.

d.	AND, if b. above is completed, is the Trustee a Directed (Nondiscretionary) Trustee? (If so, Plan assets are invested in accordance with directions provided by the Plan Administrator).

1. Yes.	2. No.	3. N/A.
e.	AND, shall a separate trust agreement be used with this Plan?

1. Yes.	2. No.

NOTE:

If Yes, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee shall be those specified in the trust agreement.

11.	TRUSTEES’ MAILING ADDRESS:
a.	Use Employer Address and Telephone Number.
b.	Use other Address:

Street

City	State	Zip

Telephone
c.	If MFS HERITAGE TRUST COMPANY is selected as trustee.

c/o RSI

P.O. Box 55274, Boston, MA 02205-5274

12.	PLAN ADMINISTRATOR’S NAME, ADDRESS AND TELEPHONE NUMBER:

(If none is named, the Employer will become the Administrator.)

a.	Employer (Use Employer address and telephone number).
b.	Use name, address and telephone number below:

Name:
Address:
Street

	City	State	Zip
Telephone:

13.	CONSTRUCTION OF PLAN AND TRUST

This Plan shall be governed by the Code, the Act and the laws of the state or commonwealth where the Employer’s principal place of business is located unless another state or commonwealth is specified: New Jersey.

If one or more individuals are selected as individual Trustee(s) in Section 10 above, the Trust shall be governed by the Code, the Act and the laws of the state or commonwealth where the Employer’s principal place of business is located unless another state or commonwealth is specified: New Jersey.

If a Corporate Trustee (other than MFS Heritage Trust Company) is selected as Trustee in Section 10 above, the Trust shall be governed by the Code, the Act and the laws of the state or commonwealth in which the corporate Trustee’s principal office is located unless another state or commonwealth is specified: New Jersey.

If MFS Heritage Trust Company is selected as directed (nondiscretionary) Trustee in Section 10 above, the Trust shall be governed by the Code, the Act and the laws of the state of New Hampshire.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

ELIGIBILITY REQUIREMENTS

14.	ELIGIBLE EMPLOYEES (Plan Section 1.18)
For all purposes of the Plan (except as elected below) Eligible Employees are all Employees (including Leased Employees) except:
a.	N/A. No exclusions.
b.	The following are excluded (select all that apply):
1.	Union Employees (as defined in Plan Section 1.18)
2.	Non-resident aliens (as defined in Plan Section 1.18)
3.	Salaried Employees.
4.	Highly Compensated Employees.
5.	Leased Employees.
6.	Other (must not be based upon hours worked): Independent Contractors and any employee of a collective bargaining unit whose participation in the plan in NOT provided for under the terms of the collective bargaining agreement
However, for purposes of Employer Matching Contributions, Eligible Employees are all Employees (including Leased Employees) except:
c.	N/A. The option elected in either a. or b. above applies for Employer Matching Contributions.
d.	The following are excluded (select all that apply):
1.	Union Employees (as defined in Plan Section 1.18)
2.	Non-resident aliens (as defined in Plan Section 1.18)
3.	Salaried Employees
4.	Highly Compensated Employees
5.	Leased Employees
6.	Other (must not be based upon hours worked):
And, for purposes of Employer Profit Sharing Contributions, Eligible Employees are all Employees (including Leased Employees) except:
e.	N/A. The option elected in either a. or b. above applies for Employer Profit Sharing Contributions.
f.	No exclusions
g.	The following are excluded (select all that apply):
1.	Union Employees (as defined in Plan Section 1.18)
2.	Non-resident aliens (as defined in Plan Section 1.18)
3.	Salaried Employees
4.	Highly Compensated Employees
5.	Leased Employees
6.	Other (must not be based upon hours worked):
15.

THE FOLLOWING AFFILIATED EMPLOYERS (Plan Section 1.6) will adopt this Plan as Participating Employers (if there is more than one, or if Affiliated Employers adopt this Plan after the date the Adoption Agreement is executed, attach additional executed “Affiliated Employer Participation Agreement(s)” to this Adoption Agreement):

a.	N/A
b.	Name of Employer: Country Home Bakers
Address: 6000 Central Highway
City: Pennsauken	State: New Jersey	Zip: 08109
Telephone: 856-665-9534	Federal Tax Identification Number: 30-0220338
Type of Entity (select one):
c.	Corporation (including Tax-exempt or Non-profit Corporation)
d.	Professional Service Corporation
e.	S Corporation
f.	Limited Liability Company
g.	Sole Proprietorship
h.	Partnership (including Limited Liability Partnership)
i.	Other:
NOTE:

Employees of an Affiliated Employer that does not adopt this Adoption Agreement as a Participating Employer shall not be Eligible Employees. This Plan could violate the Code Section 410(b) coverage rules if all Affiliated Employers do not adopt the Plan.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

16 .	CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

Any Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following:

NOTE:

If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless elected below.

Eligibility for all purposes of the Plan (except as elected below):

a.	No age or service required. (skip b. and c. below)
b.	Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):
1.	No service requirement
2.	1/2 Year of Service or Period of Service
3.	1 Year of Service or Period of Service
4.	______ Hours of Service within ______ months from the Eligible Employee’s employment commencement date, but in no event more than 1 Year of Service.
5.	Other: _________________________ (may not exceed one (1) Year of Service or Period of Service)
c.	Attainment of age:
1.	No Age Requirement
2.	20 1/2
3.	21
4.	Other: ______ (may not exceed 21)
d.

The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on ______ and such Eligible Employee shall enter the Plan as of such date. The requirements to be waived are (select one or both):

1.	service requirement
2.	age requirement
NOTE:	If d. is elected, the Plan may violate the nondiscrimination rules.

However, the following eligibility requirements will apply for purposes of Employer Matching Contributions:

e.	N/A. The options elected in a. – d. above apply for Employer Matching Contributions.
f.	No age or service requirements. (skip g. and h. below)
g.	Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):
1.	No service requirement
2.	1/2 Year of Service or Period of Service
3.	1 Year of Service or Period of Service
4.	______ Hours of Service within ______ months from the Eligible Employee’s employment commencement date, but in no event more than 1 Year of Service.
5.	2 Years of Service or Periods of Service
6.	Other: _________________________ (may not exceed two (2) Years of Service or Periods of Service)
h.	Attainment of age:
1.	No Age Requirement
2.	20 1/2
3.	21
4.	Other:______________________________________________________________ (may not exceed 21)
i.

The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on _____________ and such Eligible Employee shall enter the Plan as of such date. The requirements to be waived are (select one or both):

1.	service requirement
2.	age requirement
NOTE:	If more than 1 Year of Service is elected, 100% immediate vesting is required. Also, if i. is elected, the Plan may violate the nondiscrimination rules.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

And, the following eligibility requirements will apply for purposes of Employer Profit Sharing Contributions:

j.	N/A. The options elected in a. – d. above apply for Employer Profit Sharing Contributions.
k.	No age or service requirements (skip l. and m. below).
l.	Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):

1.	No service requirement
2.	1/2 Year of Service or Period of Service
3.	1 Year of Service or Period of Service
4.	________ Hours of Service within ________ months from the Eligible Employee’s employment commencement date, but in no event more than 1 Year of Service.
5.	2 Years of Service or Periods of Service
6.	Other: ______________ (may not exceed two (2) Years of Service or Periods of Service)

m.	Attainment of age:

1.	No Age Requirement
2.	20 1/2
3.	21
4.	Other: ___________________________________________________ (may not exceed 21)

n.

The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on _________ and such Eligible Employee shall enter the Plan as of such date. The requirements to be waived are (select one or both):

1.	service requirement
2.	age requirement

NOTE:	If more than 1 Year of Service is elected, 100% immediate vesting is required. Also, if n. is elected, the Plan may violate the nondiscrimination rules.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

17.	EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
An Eligible Employee who has satisfied the applicable eligibility requirements will become a Participant for all purposes of the Plan (except as elected below) on (select one):
a.	the day on which such requirements are satisfied.
b.	the first day of the month coinciding with or next following the date on which such requirements are satisfied.
c.	the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.
d.	the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
e.	the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)
f.	Other: , provided that an Eligible Employee who has satisfied the maximum age 21 and service requirements (one (1) Year or Period of Service) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.
However, an Eligible Employee who has satisfied the applicable eligibility requirements will become a Participant for purposes of Employer Matching Contributions on (select one):
g.	N/A. The options elected in a. – f. above apply for Employer Matching Contributions.
h.	the day on which such requirements are satisfied.
i.	the first day of the month coinciding with or next following the date on which such requirements are satisfied.
j.	the first day of the Plan Year quarter coinciding with or following the date on which such requirements are satisfied.
k.	the first day of the Plan Year in which such requirements are satisfied.
l.	the first day of the Plan Year in which such requirements are satisfied, if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if such requirements are satisfied in the last 6 months of the Plan Year.
m.	the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
n.	the first day of the Plan Year next following the date on which such requirements are satisfied, (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age 20 1/2 or less.)
o.	Other: , provided that an Eligible Employee who has satisfied the maximum age 21 and service requirements (one (1) Year or Period of Service (or more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.
And, an Eligible Employee who has satisfied the applicable eligibility requirements will become a Participant for purposes of Employer Profit Sharing Contributions on (select one):
p.	N/A. The options elected in a. – f. above apply for Employer Profit Sharing Contributions.
q.	the day on which such requirements are satisfied.
r.	the first day of the month coinciding with or next following the date on which such requirements are satisfied.
s.	the first day of the Plan Year quarter coinciding with or following the date on which such requirements are satisfied.
t.	the first day of the Plan Year in which such requirements are satisfied.
u.	the first day of the Plan Year in which such requirements are satisfied, if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if such requirements are satisfied in the last 6 months of the Plan Year.
v.	the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
w.	the first day of the Plan Year next following the date on which such requirements are satisfied, (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age 20 1/2 or less.)
x.	Other: , provided that an Eligible Employee who has satisfied the maximum age 21 and service requirements (one (1) Year or Period of Service (or more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

SERVICE

18 .	RECOGNITION OF SERVICE WITH PREDECESSOR EMPLOYER
	a.	No service with a predecessor employer shall be recognized.
	b.	Service with:
		1.	Bavarian Soft Pretzels, Inc. will be recognized except as follows (select a. or all that apply of b. through d.):
			a.	N/A, no limitations.
			b.	service will only be recognized for vesting purposes.
			c.	service will only be recognized for eligibility purposes.
			d.	service prior to _________________________ will not be recognized.
		2.	Country Home Bakers, Inc. will be recognized except as follows (select a. or all that apply of b. through d.):
			a.	N/A, no limitations.
			b.	service will only be recognized for vesting purposes.
			c.	service will only be recognized for eligibility purposes.
			d.	service prior to _________________________ will not be recognized.
NOTE:	If the predecessor Employer maintained this qualified Plan or maintained a qualified plan that has been merged with this qualified Plan, then Years of Service (and/or Periods of Service) with such predecessor Employer shall be recognized pursuant to Plan Sections 1.57 and 1.85 and b(1) above must be marked. Attach additional sections for other predecessor Employers.
19.	SERVICE CREDITING METHOD
Elapsed Time Method (If the Plan only uses the Hours of Service Method, skip to d. – h. below)
	a.	Shall be used for all money types under the Plan (except as selected below) for purposes of:
		1.	eligibility to participate.
		2.	vesting.
		3.	sharing in allocations or contributions.
	b.	However, for Employer Matching Contributions, the Elapsed Time Method shall be used for purposes of:
		1.	N/A. The options elected in a. above apply for Employer Matching Contributions.
		2.	N/A. The Hours of Service Method will be used for Employer Matching Contributions as selected in 19(d) – (h) below.
		3.	eligibility to participate.
		4.	vesting.
		5.	sharing in allocations or contributions.
	c.	And, for Employer Profit Sharing Contributions, the Elapsed Time Method shall be used for purposes of:
		1.	N/A. The options elected in a. above apply for Employer Profit Sharing Contributions.
		2.	N/A. The Hours of Service Method will be used for Employer Profit Sharing Contributions as selected in 19(d) – (h) below.
		3.	eligibility to participate.
		4.	vesting.
		5.	sharing in allocations or contributions.
Hours of Service Method. (If the Plan only uses the Elapsed Time Method, skip to 20., Vesting)
	d.	Shall be used for all money types under the Plan (except as selected below) for purposes of:
		1.	Eligibility Computation. The eligibility computation period after the initial eligibility computation period shall...
			a.	be based on the date an Employee first performs an Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.
			b.	shift to the Plan Year after the initial computation period.
		2.	Vesting. The vesting computation period shall be...
			a.	the date an Employee first performs an Hour of Service and each anniversary thereof.
			b.	the Plan Year.
		3.	Sharing in Allocations or Contributions (the computation period shall be the Plan Year).

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

e.	However, for Employer Matching Contributions, the Hours of Service Method shall be used for purposes of:
1.	N/A. The options elected in d. above apply for Employer Matching Contributions.
2.	N/A. The Elapsed Time Method will be used for Employer Matching Contributions as selected in 19(a) – (c) above.
3.	Eligibility Computation. The eligibility computation period after the initial eligibility computation period shall...
a.	be based on the date an Employee first performs an Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.
b.	shift to the Plan Year after the initial computation period.
4.	Vesting. The vesting computation period shall be...
a.	the date an Employee first performs an Hour of Service and each anniversary thereof.
b.	the Plan Year.
5.	Sharing in Allocations or Contributions (the computation period shall be the Plan Year).
f.	And, for Employer Profit Sharing Contributions, the Hours of Service Method shall be used for purposes of:
1.	N/A. The options elected in d. above apply for Employer Profit Sharing Contributions.
2.	N/A. The Elapsed Time Method will be used for Employer Profit Sharing Contributions as selected in 19(a) – (c) above.
3.	Eligibility Computation. The eligibility computation period after the initial eligibility computation period shall...
a.	be based on the date an Employee first performs an Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.
b.	shift to the Plan Year after the initial computation period.
4.	Vesting. The vesting computation period shall be...
a.	the date an Employee first performs an Hour of Service and each anniversary thereof.
b.	the Plan Year.
5.	Sharing in Allocations or Contributions (the computation period shall be the Plan Year).
g.

And, if the Hours of Service Method is being used, the Hours of Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected below will be applied to :

1.	all Employees.
2.	salaried Employees only (for hourly Employees, actual Hours of Service will be used).
On the basis of:
3.	actual hours for which an Employee is paid or entitled to payment.
4.	days worked. An Employee will be credited with ten Hours of Service if under the Plan such Employee would be credited with at least one Hour of Service during the day.
5.	weeks worked. An Employee will be credited with forty-five Hours of Service if under the Plan such Employee would be credited with at least one Hour of Service during the week.
6.

semi-monthly payroll periods. An Employee will be credited with ninety-five Hours of Service if under the Plan such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

7.	months worked. An Employee will be credited with one hundred ninety Hours of Service if under the Plan such Employee would be credited with at least one Hour of Service during the month.

h.

And, a Year of Service means the applicable computation period during which an Employee has completed at least 1,000 (may not be more than 1,000) Hours of Service (if left blank, the Plan will use 1,000 Hours of Service).

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

VESTING

20 .	VESTING OF PARTICIPANT’S INTEREST (Plan Section 6.4(b))

Vesting for Employer Contributions (except as otherwise elected in 20(j) – (s) below for Employer Matching Contributions). The vesting schedule, based on a Participant’s Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall be as follows:

a.	N/A. No Employer Contributions.
b.	100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)
c.	3 Year Cliff:		d.	5 Year Cliff:
	0-2 years	0%		0-4 years	0%
	3 years	100%		5 years	100%
e.	6 Year Graded:		f.	4 Year Graded
	0-1 year	0%		1 year	25%
	2 years	20%		2 years	50%
	3 years	40%		3 years	75%
	4 years	60%		4 years	100%
	5 years	80%
	6 years	100%
g.	5 Year Graded:		h.	7 Year Graded:
	1 year	20%		0-2 years	0%
	2 years	40%		3 years	20%
	3 years	60%		4 years	40%
	4 years	80%		5 years	60%
	5 years	100%		6 years	80%
				7 years	100%
i.	Other - Must be at least as liberal as either d. or h. above.
	Service	Percentage

1.
2.
3.
4.
5.
6.
7.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

VESTING FOR EMPLOYER MATCHING CONTRIBUTIONS
The vesting schedule for Employer matching contributions, based on a Participant’s Years of Service (or Periods of Service if the Elapsed Time Method is elected) shall be as follows:
j.	N/A. No Employer Matching Contributions.
k.	N/A. The schedule in 20(a) – (i) above shall also apply to Employer Matching Contributions.
l.	100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)
m.	3 Year Cliff
n.	5 Year Cliff
o.	6 Year Graded
p.	4 Year Graded
q.	5 Year Graded
r.	7 Year Graded
s.	Other - Must be at least as liberal as either n. or r. above.
	Service	Percentage

1.
2.
3.
4.
5.
6.
7.
21 .	FOR AMENDED PLANS (Plan Section 6.4(f)) If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:
a.	Vesting schedule has not been amended, amended schedule is more favorable in all years or prior schedule was immediate 100% vesting.
b.	Pre-amended schedule for all Employer Contributions except for Employer Profit Sharing Contributions, Employer Matching Contributions, N/A
Other: Prior to January 1, 2002, Employer Matching Contributions vested according to the following 7 Year Graded schedule:
	Service	Percentage

1.	0-2 years	0%
2.	3 years	20%
3.	4 years	40%
4.	5 years	60%
5.	6 years	80%
6.	7 years	100%
7.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

22.

TOP HEAVY VESTING (Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made before the Plan became a Top Heavy Plan and shall continue to apply if the Plan ceases to be a Top Heavy Plan unless an amendment is made to change the vesting schedule.

a.	N/A (the regular vesting schedule(s) already satisfies one of the minimum top heavy schedules.)
b.	6 Year Graded
c.	3 Year Cliff
d.	Other - Must be at least as liberal as either b. or c. above.

	Service	Percentage

1.
2.
3.
4.
5.
6.
7.

NOTE:

This Section does not apply to the account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant’s Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this Section.

23.	FOR VESTING PURPOSES, Years of Service (or Periods of Service) attributable to the following shall be excluded (select all that apply):

a.	No exclusions.
a.	Service prior to the Effective Date of the Plan or a predecessor plan.
a.	Service prior to the time an Employee has attained age 18.

24.	VESTING FOR DEATH AND TOTAL AND PERMANENT DISABILITY

Regardless of the vesting schedule(s), Participants shall become fully Vested upon (select a. or all that apply of b. and c.)

a.	N/A. Apply vesting schedule(s).
b.	Death.
c.	Total and Permanent Disability.

25.	NORMAL RETIREMENT AGE (“NRA”) (Plan Section 1.45) means the:

a.	date of a Participant’s 65th birthday (not to exceed 65th).
b.	later of a Participant’s ______ birthday (not to exceed 65th) or the ______ (not to exceed 5th) anniversary of the:

1.	first day of the Plan Year in which participation in the Plan commenced.
2.	Participant’s date of hire.

26.	NORMAL RETIREMENT DATE (Plan Section 1.46) means the:

a.	Participant’s “NRA.”
b.	first day of the month...

1.	coinciding with or next following the Participant’s “NRA.”
2.	nearest the Participant’s “NRA.”

c.	Anniversary Date (Plan Section 1.7)...

1.	coinciding with or next following the Participant’s “NRA.”
2.	nearest the Participant’s “NRA.”

27.	EARLY RETIREMENT DATE (Plan Section 1.15).

a.	Early retirement date means the:

1.	No Early Retirement provision provided.
2.	date on which a Participant...

a.	attains age ________
b.	attains age ________ and completes at least _______ Years of Service (or Periods of Service) for vesting purposes.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

3.	first day of the month coinciding with or next following the date on which a Participant...
a.	attains age _________
b.	attains age _________ and completes at least _________ Years of Service (or Periods of Service) for vesting purposes.
4.	Anniversary Date (Plan Section 1.7) coinciding with or next following the date on which a Participant...
a.	attains age _________
b.	attains age _________ and completes at least _________ Years of Service (or Periods of Service) for vesting purposes.
b.	And, if 2., 3. or 4. is selected, shall a Participant become fully Vested upon attainment of the Early Retirement Date?
1.	Yes.
2.	No.
28 .	TOTAL AND PERMANENT DISABILITY (Plan Section 1.79) For purposes of this Plan, Total and Permanent Disability shall mean:
a.

the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

b.	the inability to engage in any substantial, gainful activity in the Employee’s trade or profession for which the Employee is best qualified through training or experience.
c.

a physical or mental condition resulting from bodily injury, disease or mental disorder which renders such Participant incapable of continuing usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator.

COMPENSATION (Plan Section 1.11)

29.	FOR ALL PURPOSES OF THE PLAN, other than Employer Matching Contributions, Employer Profit Sharing Contributions, and 414(s) Compensation, compensation:
a.	With respect to any Participant means:
1.	Wages, tips and other compensation on Form W-2.
2.	Section 3401(a) wages (wages for withholding purposes).
3.	415 safe-harbor compensation.
b.	And, compensation shall be adjusted by (for salary deferral purposes the Plan automatically includes amounts in 2 below): (select all that apply)
1.	N/A. No adjustments.
2.

including compensation which is not currently includible in the Participant’s gross income by reason of the application of Code Sections 125 (cafeteria plan), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).

3.

including elective amounts that are not includable in the gross income of the employee by reason of Code Section 132(f)(4) for Plan Years beginning on and after December 31, 2000 (may not be earlier than the first day of the first Plan Year beginning on or after January 1, 1998).

4.

excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 2. above) to a qualified plan and welfare benefits.

5.	excluding Compensation paid during the determination period prior to the period of participation in the component of the Plan for which the definition is being used.
6.	excluding overtime.
7.	excluding bonuses.
8.	excluding commissions.
9.	other: excluding amounts attributable to income derived from incentive stock options for purposes of deferrals.

NOTE: If 6., 7., 8. or 9. is elected the definition of Compensation could violate the nondiscrimination rules.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

30 .	FOR PURPOSES OF EMPLOYER MATCHING CONTRIBUTIONS, compensation:
a.	With respect to any Participant means:
1.	Wages, tips and other compensation on Form W-2.
2.	Section 3401(a) wages (wages for withholding purposes).
3.	415 safe-harbor compensation.
b.	And, compensation shall be adjusted by: (select all that apply)
1.	N/A. No adjustments.
2.

including compensation which is not currently includible in the Participant’s gross income by reason of the application of Code Sections 125 (cafeteria plan), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).

3.

including elective amounts that are not includable in the gross income of the employee by reason of Code Section 132(f)(4) for Plan Years beginning on and after December 31, 2000 (may not be earlier than the first day of the first Plan Year beginning on or after January 1, 1998).

4.

excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 2. above) to a qualified plan and welfare benefits.

5.	excluding Compensation paid during the determination period prior to the period of participation in the component of the Plan for which the definition is being used.
6.	excluding overtime.
7.	excluding bonuses.
8.	excluding commissions.
9.	other: excluding amounts attributable to income derived from incentive stock opions for purposes of deferrals.

NOTE: If 6., 7., 8. or 9. is elected the definition of Compensation could violate the nondiscrimination rules.

31 .	FOR PURPOSES OF EMPLOYER PROFIT SHARING CONTRIBUTIONS, compensation:
a.	With respect to any Participant means:
1.	Wages, tips and other compensation on Form W-2.
2.	Section 3401(a) wages (wages for withholding purposes).
3.	415 safe-harbor compensation.
b.	And, compensation shall be adjusted by: (select all that apply)
1.	N/A. No adjustments.
2.

including compensation which is not currently includible in the Participant’s gross income by reason of the application of Code Sections 125 (cafeteria plan), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).

3.

including elective amounts that are not includable in the gross income of the employee by reason of Code Section 132(f)(4) for Plan Years beginning on and after December 31, 2000 (may not be earlier than the first day of the first Plan Year beginning on or after January 1, 1998).

4.

excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 2. above) to a qualified plan and welfare benefits.

5.	excluding Compensation paid during the determination period prior to the period of participation in the component of the Plan for which the definition is being used.
6.	excluding overtime.
7.	excluding bonuses.
8.	excluding commissions.
9.	other: excluding amounts attributable to income derived from incentive stock options for purposes of deferrals.

NOTE: If 6., 7., 8. or 9. is elected the definition of Compensation could violate the nondiscrimination rules.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

32.	FOR PURPOSES OF 414(s) COMPENSATION (plan section 1.29), compensation:
	a.	With respect to any Participant means:
		1.	Wages, tips and other compensation on Form W-2.
		2.	Section 3401(a) wages (wages for withholding purposes).
		3.	415 safe-harbor compensation.
	b.	And, compensation shall be adjusted by: (select all that apply)
		1.	N/A. No adjustments.
		2.	including compensation which is not currently includible in the Participant’s gross income by reason of the application of Code Sections 125 (cafeteria plan), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).
		3.	including elective amounts that are not includable in the gross income of the employee by reason of Code Section 132(f)(4) for Plan Years beginning on and after December 31, 2000 (may not be earlier than the first day of the first Plan Year beginning on or after January 1, 1998).
		4.	excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 2. above) to a qualified plan and welfare benefits.
		5.	excluding Compensation paid during the determination period prior to the period of participation in the component of the Plan for which the definition is being used.
		6.	other: excluding amounts attributable to income derived from incentive stock options for purposes of deferrals.
NOTE:	If this is a GUST restatement, it may be necessary to complete section 65. Also, if 6. is elected, the definition of Compensation could violate the nondiscrimination rules.
33.	COMPENSATION, for all purposes of the plan, shall be based on the following determination period:
	1.	the Plan Year.
	2.	the Fiscal Year coinciding with or ending within the Plan Year.
	3.	the calendar year coinciding with or ending within the Plan Year.
NOTE:

The Limitation Year for Code Section 415 purposes shall be the same as the determination period for Compensation unless an alternative period is specified: ___________________________________________________________

CONTRIBUTIONS AND ALLOCATIONS

34.	SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2)
	a.	Each Participant may elect to have Compensation reduced by:
		1.	_____%.
		2.	up to _____%.
		3.	from 2% to 25%.
		4.	up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 402(g), 404 and 415.
	b.	Highly Compensated Employees may only elect to reduce Compensation by:
		1.	N/A. Same limits as specified above.
		2.	up to the lesser of $10,000 or 6.5% (should not be greater than the limits specified above).
		3.	the percentage equal to the deferral limit in effect under Code Section 402(g)(3) for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan Year under Code Section 401(a)(17).
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

c.	May a special salary reduction election with respect to bonuses be made?

1.	Yes, any Participant may elect to defer up to the entire amount of any bonus.
2.	Yes, any Participant may elect to defer up to _____% of any bonus.
3.	Yes, any Non-Highly Compensated Employee may elect to defer up to the entire amount of any bonus.
4.	Yes, any Non-Highly Compensated Employee may elect to defer up to ______% of a bonus.
5.	No.

d.	Participants may commence salary deferrals on the effective date of participation and on each subsequent plan quarter. Participants may modify salary deferral elections:

1.	As of each payroll period.
2.	On the first day of the month.
3.	On the first day of each Plan Year quarter.
4.	On the first day of the Plan Year or the first day of the 7th month of the Plan Year.
5.	Other: ___________________________________________ (specify a date or dates).

e.

Automatic Election: Shall Participants who do not affirmatively elect to receive cash, to have Compensation deferred to the Plan, or, for those participants eligible on __________, to have at least the amount specified in 1. below contributed to the Plan automatically have Compensation reduced?

1.	Yes, by _________% of Compensation for Participants .
2.	No.

NOTE:	If 1. is selected, certain notices must be provided to employees.

f.	Shall there be a special effective date for the salary deferral component of the Plan?

1.	No.
2.	Yes, the effective date of the salary deferral component of the Plan is ____ (enter month, day and year).

35 .	401(K) SAFE HARBOR PROVISIONS (Plan Section 12.8)

Will the ADP and/or ACP test safe harbor provisions be used? (select a., b. or c.)

a.	No. (If selected, skip to Question 36.)
b.	Yes, but only the ADP (and NOT the ACP) Test Safe Harbor provisions will be used.
c.	Yes, both the ADP and ACP Test Safe Harbor provisions will be used.
IF c. is selected, does the Plan permit matching contributions in addition to any safe harbor contributions elected in d. or e. below?

1.	No or N/A. Any matching contributions, other than any Safe Harbor Matching Contributions elected in d. below, will be suspended in any Plan Year in which the safe harbor provisions are used.
2.

Yes, the Employer may make matching contributions in addition to any Safe Harbor Matching contributions elected in d. below. (If elected, complete the provisions of the Adoption Agreement relating to matching contributions that will apply in addition to any elections made in d. below.)

NOTE:

Regardless of any election made, the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth in that Question and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR CONTRIBUTION FOR THE PLAN YEAR:
NOTE:

The ACP Test Safe Harbor is automatically satisfied if the only matching contribution made to the Plan is either (1) a Basic Matching Contribution or (2) an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation.

d.	Safe Harbor Matching Contribution (select 1. or 2. AND 3.)
1.

Basic Matching Contribution. The Employer will make Matching Contributions to the account of each “Eligible Participant” in an amount equal to the sum of 100% of the amount of the Participant’s Elective Deferrals that do not exceed 3% of the Participant’s Compensation, plus 50% of the amount of the Participant’s Elective Deferrals that exceed 3% of the Participant’s Compensation but do not exceed 5% of the Participant’s Compensation.

2.	Enhanced Matching Contribution. The Employer will make Matching Contributions to the account of each “Eligible Participant” in an amount equal to the sum of:
a.	% (may not be less than 100%) of the Participant’s Elective Deferrals that do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus
b.	% of the Participant’s Elective Deferrals that exceed % of the Participant’s Compensation but do not exceed % (if over 6% or if left blank the ACP test will still apply) of the Participant’s Compensation.
NOTE:

a. and b. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to the matching contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase. For example, if a. is completed to provide a match equal to 100% of deferrals up to 4% of Compensation, then b. need not be completed.

3.	The safe harbor matching contribution will be made on the following basis (and Compensation for such purpose will be based on the applicable period):
a.	the entire Plan Year.
b.	each payroll period.
c.	all payroll periods ending with or within each month.
d.	all payroll periods ending with or within the Plan Year quarter.
e.	Nonelective Safe Harbor Contributions (select one)
1.

The Employer will make a Safe Harbor Nonelective Contribution to the account of each “Eligible Participant” in an amount equal to              % (may not be less than 3%) of the Employee’s Compensation for the Plan Year.

2.	The Employer will make a Safe Harbor Nonelective Contribution to another defined contribution plan maintained by the Employer (specify the name of the other plan): .
FOR PURPOSES OF THE ADP Test Safe Harbor contribution, the term “Eligible Participant” means any Participant who is eligible to make Elective Deferrals with the following exclusions:
f.	Highly Compensated Employees.
g.	Employees who have not satisfied the greatest minimum age and service conditions permitted under Code Section 410(a).
h.	Other:
(must be a category that could be excluded under the permissive or mandatory disaggregation rules of Regulations 1.401(k)-1(b)(3) and 1.401(m)-1(b)(31)).
SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR PROVISIONS
i.	N/A. The safe harbor provisions are effective as of the later of the Effective Date of this Plan or, if this is an amendment or restatement, the effective date of the amendment or restatement.
j.	The ADP and ACP Test Safe Harbor provisions are effective for the Plan Year beginning: (enter the first day of the Plan Year for which the provisions are (or, for GUST updates, were) effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

36 .	FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2))
NOTE:

Regardless of any election below, if the ACP test safe harbor is being used then the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

a.	N/A. There will not be any matching contributions (Skip to Question 37).
b.	The Employer will make matching contributions equal to ____% of the Participant’s Elective Deferrals, plus:
	1.	N/A.
	2.	an additional discretionary percentage, to be determined by the Employer.
c.	The Employer may make matching contributions equal to a discretionary percentage of the Participant’s Elective Deferrals, to be determined by the Employer.
AND, in determining the matching contributions in b. and c. above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched:
(select 1. and/or 2. OR 3.)
	1.	5% of a Participant’s Compensation.
	2.	$_______.
	3.	a discretionary percentage of a Participant’s Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.
d.	The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant’s Elective Deferrals.
e.	The Employer will make matching contributions equal to the sum of _____% of the portion of the Participant’s Elective Deferrals which do not exceed _____% of the Participant’s Compensation or $_____ plus _____% of the portion of the Participant’s Elective Deferrals which exceed _____% of the Participant’s Compensation or $_____, but does not exceed _____% of the Participant’s Compensation or $_____.
f.	The Employer will make matching contributions equal to the percentage of Elective Deferrals determined under the following schedule based on a Participant’s Years of Service for Vesting purposes (or Periods of Service if the Elapsed Time Method is selected):

	Participant’s Total Service	Matching Percentage

1.
2.
3.
4.
5.
g.	Other Formula:
NOTE:

If d., e., f. or g. above is elected, the Plan may violate the Code Section 401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant’s Elective Deferrals or Years of Service (or Periods of Service) increase. If g. is elected, matching contributions can only be made with respect to a Participant’s Elective Deferrals.

PERIOD OF DETERMINING MATCHING CONTRIBUTIONS
Matching contributions will be made on the following basis (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):
h.	the entire Plan Year.
i.	each payroll period.
j.	all payroll periods ending within each month.
k.	all payroll periods ending with or within the Plan Year quarter.
l.	Other:
THE MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any plan year will not exceed:
m.	N/A.
n.	$_________.
MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:
o.	all Participants.
p.	only Non-Highly Compensated Employees.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

37.	FORMULA FOR DETERMINING QUALIFIED MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2))
NOTE:

Regardless of any election below, if the ACP test safe harbor is being used then the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

a.	N/A. There will not be any qualified matching contributions except for ADP/ACP Test Safe Harbor contributions or as provided in Section 12.5(c) and 12.7(g). (Skip to Question 38).
b.	The Employer will make qualified matching contributions equal to ________% of the Participant’s Elective Deferrals, plus:
1.	N/A.
2.	an additional discretionary percentage, to be determined by the Employer.
c.	The Employer may make qualified matching contributions equal to a discretionary percentage of the Participant’s Elective Deferrals, to be determined by the Employer.
AND, in determining the qualified matching contribution in b. and c. above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched:
(select 1. and/or 2. OR 3.)
1.	_______ % of a Participant’s Compensation.
2.	$ _______.
3.	a discretionary percentage of a Participant’s Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.
d.

The Employer may make qualified matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant’s Elective Deferrals.

e.

The Employer will make qualified matching contributions equal to the sum of ________% of the portion of the Participant’s Elective Deferrals which do not exceed ________% of the Participant’s Compensation or $ plus ________% of the portion of the Participant’s Elective Deferrals which exceed _______% of the Participant’s Compensation or $ ________, but does not exceed ________% of the Participant’s Compensation or $_______.

PERIOD OF DETERMINING QUALIFIED MATCHING CONTRIBUTIONS
Qualified Matching contributions will be made on the following basis (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):
f.	the entire Plan Year.
g.	each payroll period.
h.	all payroll periods ending within each month.
i.	all payroll periods ending with or within the Plan Year quarter.
j.	Other:
THE QUALIFIED MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any plan year will not exceed:
k.	N/A
l.	$ __________.
QUALIFIED MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:
m.	all Participants.
n.	only Non-Highly Compensated Employees.
38.	MAY EMPLOYER MATCHING OR QUALIFIED MATCHING CONTRIBUTIONS BE MADE IN EMPLOYER STOCK?
a.	Yes.
b.	No.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

39 .

ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS OR QUALIFIED MATCHING CONTRIBUTIONS (other than Qualified Matching Contributions under Plan Sections 12.5(c) and 12.7(g)):

a.	Requirements for Participants who are actively employed at the end of the Plan Year.
1.	No additional conditions.
2.	A Participant must complete more than ________ Hours of Service (not more than 1000) or ________ months of service (not more than twelve (12)) if the Elapsed Time Method is elected.
3.	A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410.)
b.	Requirements for Participants who are not actively employed at the end of the Plan Year (except as otherwise provided in c(1) through c(3) below).
1.	No additional conditions.
2.	A Participant must complete more than ________ Hours of Service (not more than 1000) or, if the Elapsed Time Method is elected, ________ months of service (not more than twelve (12)).
3.	A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected).
4.	Participants will not share in such allocations, regardless of service.

NOTE:  If 2., 3. or 4. is elected, the Plan may violate the coverage rules of Code Section 410(b).

c.

Participants who are not actively employed at the end of the Plan Year due to the following shall be eligible to share in the allocation of matching contributions regardless of the above conditions (select all that apply):

1.	death.
2.	Total and Permanent Disability.
3.	Early or Normal Retirement.
40 .	EMPLOYER PROFIT SHARING CONTRIBUTIONS (Plan Section 12.1(a)(3)).
a.	Will a fixed Employer Profit Sharing Contribution be provided under the Plan?
1.	No.
2.	Yes, the Employer shall make a profit sharing contribution each Plan Year in an amount equal to _______% of each eligible Participant’s Compensation.
3.	Yes, the Employer shall make a profit sharing contribution each Plan Year in an amount equal to $ _______________ for each eligible Participant.
4.

Prevailing Wage Contribution. The Employer will make a Prevailing Wage Contribution on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar Federal, State, or Municipal Prevailing Wage statutes. The Prevailing Wage Contribution shall be an amount equal to the balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant’s employment classification, as designated on Schedule A as attached to this Adoption Agreement. Schedule A is incorporated herein by reference. Notwithstanding anything in the Plan to the contrary, the Prevailing Wage Contribution shall be fully Vested. Furthermore, the Prevailing Wage Contribution shall not be subject to any age or service requirements set forth in Question 16. nor to any service or employment conditions set forth in Question 43.

If selected, is the Prevailing Wage Contribution considered a Qualified Non-Elective Contribution?
1.	Yes.
2.	No.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

5.	Yes, the following Integrated Allocation with Fixed Contribution:
1.	Subject to the overall permitted disparity limits, the Employer will contribute an amount equal to _______% (base percentage) of each Participant’s TOTAL Compensation
2.	plus _______% (excess contribution percentage (see Note below)) of such Compensation in excess of:
a.	The Taxable Wage Base
b.	_______% (not to exceed 100%) of the Taxable Wage Base (See Note below)
c.	$_______ (not greater than the Taxable Wage Base) (See Note below).
NOTE:

The excess contribution percentage specified in 2. above may not exceed the lesser of the following limits and shall be adjusted each year as appropriate. However, in the case of any Participant who has exceeded the cumulative permitted disparity limit, the Employer will contribute an amount equal to the base plus excess contribution percentages, multiplied by the Participant’s total Compensation.

1.	The base percentage specified in 1. above.
2.	5.7%.
3.	4.3% if b. or c. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
4.	5.4% if b. or c. above is more than 80% of the Taxable Wage Base.
b.	Will a discretionary Employer Profit Sharing Contribution be provided under the Plan?
1.	No.
2.	Yes, the Employer may make a discretionary profit sharing contribution out of its current or accumulated Net Profit.
3.	Yes, the Employer may make a discretionary profit sharing contribution which is not limited to its current or accumulated Net Profit.
c.	The Employer’s discretionary profit sharing contribution for a Plan Year will be allocated as follows:
1.	NON-INTEGRATED ALLOCATION
a.	In the same ratio as each Participant’s Compensation bears to the total of such Compensation of all Participants.
b.	In the same dollar amount to all Participants (per capita).
c.	In the same dollar amount per Hour of Service completed by each Participant.
d.

In the same proportion that each Participant’s points bears to the total of such points of all Participants. A Participant’s points with respect to any Plan Year shall be computed as follows (select all that apply):

1.

_______ point(s) shall be allocated for each Year of Service (or Period of Service if the Elapsed Time Method is elected). However, the maximum Years of Service (or Periods of Service taken into account shall not exceed _______ (leave blank if no limit on service applies)).

2.	_______ point(s) shall be allocated for each full $________ (may not exceed $200) of Compensation.
3.	_______ point(s) shall be allocated for each year of attained age as of the end of the Plan Year.
2.	INTEGRATED ALLOCATION
In accordance with Plan Section 4.3(b)(2) based on a Participant’s Compensation in excess of:
a.	The Taxable Wage Base.
b.	_______% (not to exceed 100%) of the Taxable Wage Base. (See Note below)
c.	80% of the Taxable Wage Base plus $1.00.
d.	$_______ (not greater than the Taxable Wage Base). (See Note below)
NOTE:	The integration percentage of 5.7% shall be reduced to:
1.	4.3% if b. or d. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
2.	5.4% if b. or d. above is more than 80% of the Taxable Wage Base.
41.	QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 12.1(a)(4))
a.	Will a Qualified Non-Elective Contribution be provided under the Plan?
1.	N/A. There will be no Qualified Non-Elective Contributions except for ADP/ACP Test Safe Harbor contributions or as provided in Section 12.5(c) and 12.7(g).
2.	The Employer will make a Qualified Non-Elective Contribution equal to _______% of the total Compensation of those Participants eligible to share in the allocations.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

3.

The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated in proportion to the Compensation of those eligible to share in the allocations.

4.	The Employer may make a Qualified Non-Elective Contribution in the same dollar amount, to be determined by the Employer, to all Participants eligible to share in the allocations (per capita).
b.	And, Qualified Non-Elective Contributions will be made on behalf of:
1.	all Participants.
2.	only Non-Highly Compensated Employees.
42.	MAY EMPLOYER PROFIT SHARING OR QUALIFIED NON-ELECTIVE CONTRIBUTIONS BE MADE IN EMPLOYER STOCK?
a.	Yes
b.	No
43.

ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE TO SHARE IN THE ALLOCATION OF EMPLOYER PROFIT SHARING CONTRIBUTIONS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS (other than Qualified Non-Elective Contributions under Plan Sections 12.5(c) and 12.7(g)) AND FORFEITURES.

a.	Requirements for Participants who are actively employed at the end of the Plan Year.
1.	No additional conditions
2.	A Participant must complete more than 1,000 Hours of Service (not more than 1000) or ________ months of service (not more than twelve (12)) if the Elapsed Time Method is elected.
3.	A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410.)
b.	Requirements for Participants who are not actively employed at the end of the Plan Year (except as otherwise provided in c(1) through c(3) below).
1.	No additional conditions
2.	A Participant must complete more than ________ Hours of Service (not more than 1000) or ________ months of service (not more than twelve (12)) if the Elapsed Time Method is elected.
3.	A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected).
4.	Participants will not share in such allocations, regardless of service.
NOTE:	If 2., 3. or 4. is elected, the Plan may violate the coverage rules of Code Section 410(b).
c.	Participants who are not actively employed at the end of the Plan Year due to the following will be eligible to share in the allocations regardless of the above conditions (select all that apply):
1.	Death.
2.	Total and Permanent Disability.
3.	Early or Normal Retirement.
44.	FORFEITURES (Plan Sections 1.27 and 4.3(e))
a.	Except as provided in Plan Section 1.27, a Forfeiture will occur as of the earlier of:
1.	the last day of the Plan Year in which the Former Participant incurs five (5) consecutive 1-Year Breaks in Service, or
2.	the distribution of the entire Vested portion of the Participant’s Account.
b.	Except as otherwise provided in c. below with respect to Forfeitures attributable to matching contributions, Forfeitures will be...
1.	added to any Employer profit sharing contribution.
2.	used to reduce any Employer contribution.
3.	added to any Employer matching contribution and allocated as an additional matching contribution.
4.

allocated to all Participants eligible to share in the profit sharing allocations in the same proportion that each Participant’s Compensation for the Plan Year bears to the Compensation of all Participants for such year.

5.

allocated to all Non-Highly Compensated Employees eligible to share in the profit sharing allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant’s Compensation for the year.

6.	other:
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

c.	Forfeitures of matching contributions will be...
1.	N/A. Same as above or no matching contributions.
2.	used to reduce the Employer’s matching contribution.
3.	added to any Employer matching contribution and allocated as an additional matching contribution.
4.	added to any Employer profit sharing contribution.
5.

allocated to all Participants eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant’s Compensation for the year.

6.

allocated to all Non-Highly Compensated Employees eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant’s Compensation for the year.

7.

other: allocated among the Participants accounts in the sam proportion that matching contributions allocated to such participants accounts for the year bear to the total matching contributions allocated to all participants accounts for the year

NOTE:	Plan Section 4.3(e) automatically provides that Forfeitures may be used to pay administrative expenses.
45.	ALLOCATIONS OF EARNINGS (Plan Section 4.3(c))
Allocations of earnings with respect to amounts which are not subject to Participant directed investments and which are contributed to the Plan after the previous Valuation Date will be determined...
a.	N/A, all assets in the Plan are subject to Participant directed investments.
b.	by using the actual investment experience of individual accounts.
c.	other: ______________________________________________________________________
46.	LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)
a.

If any Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

1.	N/A. The Employer does not maintain another qualified defined contribution plan.
2.	The provisions of Section 4.4(b) of the Plan will apply as if the other plan were a master or prototype plan.
3.

Specify the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion: _________________________________________________

b.	If any Participant is a Participant in a qualified defined benefit plan maintained by the Employer:
1.	N/A. The Employer does not maintain, and has never maintained, a qualified defined benefit plan OR the provisions of Code Section 415(e) no longer apply to the Plan.
2.

N/A. The provisions of Code Section 415(e) no longer apply to this Plan effective with respect to Limitation Years beginning after December 31, 1999, or if later __________ (if a later date is entered, this Plan will not be considered a safe harbor plan under Code Section 401(a)(4) and the Regulations thereunder).

3.

In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer’s contribution that would otherwise be made on the Participant’s behalf during the Limitation Year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4.5 of the Plan.

4.	Specify and attach to the Adoption Agreement the method under which the plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

DISTRIBUTIONS

47.	FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
a.	Distributions under the Plan may be made in (select all that apply)...
1.	lump sums.
2.	substantially equal installments.
3.	partial withdrawals provided the minimum withdrawal is $0.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

b.	And, pursuant to Plan Section 6.12,

1.	no annuities are allowed (Plan Section 6.12(b) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will not apply to the Plan).
2.

annuities are allowed as the normal form of distribution (Plan Section 6.12 will not apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will automatically apply). If elected, the Pre-Retirement Survivor Annuity (minimum spouse’s death benefit) will be equal to:

a.	100% of Participant’s interest in the Plan.
b.	50% of Participant’s interest in the Plan.
c.	_________ % (may not be less than 50%) of a Participant’s interest in the Plan.

3.

annuities are allowed but are not the normal form of distribution (Plan Section 6.12(c) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will only apply if an annuity form of distribution is elected by a Participant). If elected, the optional forms of annuities allowed are:

a.	Life annuity
b.	Other:

AND if 2. or 3. is elected, the normal form of the Qualified Joint and Survivor Annuity will be a joint and 50% survivor annuity unless otherwise elected below:

1.	N/A.
2.	Joint and 100% survivor annuity.
3.	Joint and 75% survivor annuity.
4.	Joint and 66 2/3% survivor annuity.

NOTE:

If this is an amendment to a plan which permitted annuities as a form of distribution with respect to any portion of the Plan’s assets (or if this Plan has accepted a plan-to-plan transfer (other than a direct rollover) of assets from a plan which permitted annuities as a form of distribution) and the joint and survivor annuity rules only apply to a Participant’s interest in the Plan attributable to such amounts, then select b(1). AND b(2). or b(3). (whichever is applicable to such amounts) and attach an addendum to this Adoption Agreement specifying the assets subject to the joint and survivor annuity provisions.

c.	And, distributions may be made in...

1.	cash only (except for insurance or annuity contracts).
2.	cash or property.

48.	CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT
Distributions upon termination of employment pursuant to Plan Section 6.4(a) of the Plan will not be made unless the following conditions have been satisfied:

a.	No distributions may be made until a Participant has reached Early or Normal Retirement Date.
b.	Distributions may be made as soon as administratively feasible at the Participant’s election.
c.	The Participant has incurred _______ 1-Year Break(s) in Service (or Period(s) of Severance if the Elapsed Time Method is elected).
d.	Distributions may be made at the Participant’s election as soon as administratively feasible after the Plan Year coincident with or next following termination of employment.
e.	Distributions may be made at the Participant’s election as soon as administratively feasible after the Plan Year quarter coincident with or next following termination of employment.
f.	Distributions may be made at the Participant’s election as soon as administratively feasible after the Valuation Date coincident with or next following termination of employment.
g.	Distributions may be made at the Participant’s election as soon as administratively feasible after _____ months following termination of employment.
h.	Other _________ (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation 1.411(d)-4).

49.	INVOLUNTARY DISTRIBUTIONS
Can involuntary distributions of amounts less than $5,000 be made in accordance with the provisions of Sections 6.4, 6.5 and 6.6?

a.	No.
b.	Yes.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

50.	MINIMUM DISTRIBUTION TRANSITIONAL RULES (Plan Section 6.5(e))
NOTE:

This Section does not apply to (1) a new Plan or (2) an amendment or restatement of an existing Plan that never contained the provisions of Code Section 401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA).

The “required beginning date” for a Participant who is not a “five percent (5%) owner” is:
a.	N/A. (This is a new Plan or this Plan has never included the pre-SBJPA provisions.)
b.	April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (The pre-SBJPA rules will continue to apply.)
c.	April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both and if no election is made, both will apply effective as of January 1, 1996):
1.

A Participant who was already receiving required minimum distributions under the pre-SBJPA rules as of January 1, 1996 (not earlier than January 1, 1996) may elect to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following will apply:

a.	N/A. Annuity distributions are not permitted.
b.	Upon the recommencement of distributions, the original Annuity Starting Date will be retained.
c.	Upon the recommencement of distributions, a new Annuity Starting Date is created.
2.	☒

A Participant who had not begun receiving required minimum distributions as of January 1, 1996 (not earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age 70 1/2) will apply to all such Participants unless the option below is elected:

a.	N/A.
b.	This in-service distribution option will be eliminated with respect to Participants who attain age 70 1/2 in or after the calendar year that begins after the later of (1) December 31, 1998, or (2) the adoption date of the amendment and restatement to bring the Plan into compliance with SBJPA. (This option may only be elected if the amendment to eliminate the in-service distribution is adopted no later than the last day of the remedial amendment period that applies to the Plan for changes under SBJPA.)

51.	LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall...
a.	be recalculated at the Participant’s election.
b.	be recalculated.
c.	not be recalculated.
d.	N/A.
52 .	DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))
Distributions upon the death of a Participant prior to receiving any benefits shall...
a.	be made pursuant to the election of the Participant or beneficiary.
b.	begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant’s spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2.
c.	be made within 5 years of death for all beneficiaries.
d.	Other: _________________________________________________________________ (must comply with 401(a)(9)).
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

53.	HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and/or 12.9)
a.	Will hardship distributions be permitted?
1.	No hardship distributions are permitted.
2.	Hardship distributions are permitted from the following accounts (select all that apply):
a.	all accounts (except as otherwise provided below).
b.	Participant’s Elective Deferral Account.
c.	Participant’s Matching Contribution Account.
d.	Participant’s Profit Sharing Account.
e.	Participant’s Rollover Account.
f.	Participant’s Transfer Account.
g.	Participant’s Voluntary Contribution Account.
h.	Other:
NOTE:

Distributions from a Participant’s Elective Deferral Account are limited to the portion of such account attributable to such Participant’s Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are not permitted from a Participant’s Qualified Non-Elective Account, Qualified Matching Contribution Account or Safe Harbor Contribution Account.

b.	Shall the safe harbor hardship rules of Section 12.9 apply to distributions made from all accounts other than a Participant’s Elective Deferral Account?
1.	No or N/A. The provisions of Section 6.11 apply to distributions from all accounts other than a Participant’s Elective Deferral Account.
2.	Yes. The provisions of Section 12.9 apply to all distributions.
c.	Are distributions restricted to those accounts selected above in which a Participant is fully Vested?
1.	Yes, distributions may only be made from accounts which are fully Vested.
2.	No. (If elected, the fraction at Plan Section 6.5(i) shall apply in determining vesting of the portion of the account balance not withdrawn).
d.	The minimum hardship distribution shall be...
1.	N/A. There is no minimum.
2.	$ __________ (may not exceed $1,000).
54.	IN-SERVICE DISTRIBUTIONS (Plan Section 6.10)
a.	Will In-Service Distributions be permitted?
1.	In-service distributions may not be made (except as otherwise elected for Hardship Distributions).
2.	In-service distributions may be made to a Participant who has not separated from service provided any one of the following conditions have been satisfied (select all that apply):
a.	the Participant has attained age 59 1/2.
b.	the Participant has reached Normal Retirement Age.
c.	the Participant has reached Early Retirement Age.
d.	the Participant has been a Participant in the Plan for at least _______ years (may not be less than five (5)).
e.	the amounts being distributed have accumulated in the Plan for at least two (2) years.
b.	In-Service Distributions are permitted from the following accounts (select all that apply):
1.	all accounts (except as otherwise provided below).
2.	Participant’s Elective Deferral Account.
3.	Participant’s Matching Contribution Account.
4.	Participant’s Profit Sharing Account.
5.	Participant’s Safe Harbor Contribution Account.
6.	Participant’s Qualified Matching Contribution Account
7.	Participant’s Qualified Non-Elective Contribution Account.
8.	Participant’s Rollover Account.
9.	Participant’s Transfer Account.
10.	Participant’s Voluntary Contribution Account.
11.	Other:
NOTE:

Distributions from a Participant’s Elective Deferral Account, Qualified Matching Contribution Account, Qualified Non-Elective Account and Safe Harbor Contribution Account are subject to restrictions and generally may not be distributed prior to age 59 1/2.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

c.	Are distributions restricted to those accounts selected above in which a Participant is fully Vested?
1.	Yes, distributions may only be made from accounts which are fully Vested.
2.	No. (If elected, the fraction at Section 6.5(i) will apply in determining vesting of the portion of the account balance not withdrawn.)
d.	The minimum in-service distribution shall be...
1.	N/A. There is no minimum.
2.	$__________ (may not exceed $1,000).

NONDISCRIMINATION TESTING

55 .	HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)
a.

Shall the Top Paid Group election apply when determining Highly Compensated Employees? (The election made below for the latest year shall continue to apply to subsequent Plan Years unless the Plan is amended to a different election.)

1.	Yes, for Plan Years beginning in:
a.	1997	b.	1998	c.	1999
d.	2000	e.	2001	f.	_______
2.	No, for Plan Years beginning in:
a.	1997	b.	1998	c.	1999
d.	2000	e.	2001	f.	2002
b.	Will the calendar year data election be used?

(For Plan Years beginning after 1997, the calendar year look-back year data election may not be made if the Plan Year is a calendar year. The election made below for the latest year shall continue to apply to subsequent Plan Years unless the Plan is amended to a different election.)

1.	Yes, for Plan Years beginning in:
a.	1997	b.	1998	c.	1999
d.	2000	e.	2001	f.	_____
2.	No, for Plan Years beginning in:
a.	1997	b.	1998	c.	1999
d.	2000	e.	2001	f.	2002
56 .

ADP AND ACP TESTS (Plan Sections 12.4 and 12.6). The actual deferral ratio and actual contribution ratio for Non-Highly Compensated Employees shall be based on the following. The election made below for the latest year shall continue to apply to subsequent Plan Years unless the Plan is amended to a different election.

a.

N/A. This Plan is using the ADP and ACP Test Safe Harbor rules for all years after the later of the Effective Date of the Plan or, in the case of an amendment and restatement, the effective date of the amendment and restatement.

b.	PRIOR YEAR TESTING: The prior year ratio shall be used for the Plan Year beginning in the year specified below. Furthermore, in the case of the first year the 401(k) or 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP and ACP of Non-Highly Compensated Employees for the preceding Plan Year shall be 3%.
1.	1997	2.	1998	3.	1999
4.	2000	5.	2001	6.	_____
c.	CURRENT YEAR TESTING: The current year ratio shall be used for the Plan Year beginning in the year specified below:
1.	1997	2.	1998	3.	1999
4.	2000	5.	2001	6.	2002
57 .	TRANSITIONAL RULE FOR PLAN YEARS BEGINNING PRIOR TO THE PLAN YEAR IN WHICH THE PLAN IS AMENDED TO REFLECT THE PROVISIONS OF SBJPA.

Notwithstanding the above, if the method used to determine the ADP is different than the method used to determine the ACP, then the method selected in 56. above will apply for determining the ADP and the method selected below will be used to determine the ACP ratio for Non-Highly Compensated Employees for Plan Years beginning prior to the date the Plan is amended to reflect the provisions of SBJPA.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

a.	N/A (Plan has already been amended for SBJPA or the ADP and ACP ratios are determined using the same methods).
b.

PRIOR YEAR TESTING: The prior year ratio shall be used for the Plan Years beginning in the years specified below. Furthermore, in the case of the first year the 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ACP of Non-Highly Compensated Employees for the preceding Plan Year shall be 3%.

1.	1997	2.	1998	3.	1999
4.	2000	5.	2001	6.	______
c.	CURRENT YEAR TESTING: The current year ratio will be used for the Plan Years beginning in the years specified below:
1.	1997	2.	1998	3.	1999
4.	2000	5.	2001	6.	______

TOP HEAVY REQUIREMENTS

58.

TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits (If b., c., d. or e. is elected, f. must be completed)

a.	N/A. The Employer does not maintain a Defined Benefit Plan. (Go to next Question)
b.	The full top heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) shall not apply).
c.	5% defined contribution minimum.
d.	2% defined benefit minimum.
e.	Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions:

NOTE:	If c., d., or e. is selected and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.
AND, the “Present Value of Accrued Benefit” (Plan Section 9.2) for Top Heavy purposes shall be based on...
f.	Interest Rate:
Mortality Table:
59.	TOP HEAVY DUPLICATIONS (Plan Section 4.3(f)): Employer maintaining two (2) or more Defined Contribution Plans.
a.	N/A. The Employer does not maintain another qualified defined contribution plan.
b.	A minimum, non-integrated contribution of 3% of each Non-Key Employee’s 415 Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.
c.	Specify and attach to the Adoption Agreement the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

MISCELLANEOUS

60.	LOANS TO PARTICIPANTS (Plan Section 7.6)
a.	Will Loans be permitted?
1.	Loans shall be permitted.
2.	Loans shall not be permitted.
b.	If loans are permitted (select all that apply)...
1.	loans will only be made for hardship or financial necessity.
2.	the minimum loan will be $1,000.00 (may not exceed $1,000).
3.	a Participant may only have 3 (three) (e.g., one (1)) loan(s) outstanding at any time.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

c.	Loans will only be permitted from the following accounts (select all that apply):

1.	all accounts.
2.	Participant’s Elective Deferral Account.
3.	Participant’s Matching Contribution Account.
4.	Participant’s Profit Sharing Account.
5.	Participant’s Safe Harbor Contribution Account.
6.	Participant’s Qualified Matching Contributions Account.
7.	Participant’s Qualified Non-Elective Contribution Account.
8.	Participant’s Rollover Account.
9.	Participant’s Transfer Account.
10.	Participant’s Voluntary Contribution Account.
11.	Other:

NOTE:

All loans will be treated as Participant directed investments under the Plan. Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.6.

61.	DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.10)

a.	Does the Plan intend to comply with Act Section 404(c)?

1.	Yes.
2.	No.

b.	Will Participant directed investments be permitted?

1.	No. Participant directed investments are not permitted.
2.	Participant directed investments are permitted for the following accounts (select all that apply):

a.	all accounts.
b.	Participant’s Elective Deferral Account.
c.	Participant’s Matching Contribution Account.
d.	Participant’s Profit Sharing Account.
e.	Participant’s Safe Harbor Contribution Account.
f.	Participant’s Qualified Matching Contributions Account.
g.	Participant’s Qualified Non-Elective Contribution Account.
h.	Participant’s Rollover Account.
i.	Participant’s Transfer Account.
j.	Participant’s Voluntary Contribution Account.
k.	Other:

c.	If Participant directed investments are permitted, investment in Employer Stock will be limited to the following amounts:

1.	N/A, there will be no limitations.
2.	_______% of a Participant’s Elective Deferral Account.
3.	_______% of a Participant’s Matching Contribution Account.
4.	_______% of a Participant’s Profit Sharing Account.
5.	_______% of a Participant’s Safe Harbor Contribution Account.
6.	_______% of a Participant’s Qualified Matching Contributions Account.
7.	_______% of a Participant’s Qualified Non-Elective Contribution Account.
8.	_______% of a Participant’s Rollover Account.
9.	_______% of a Participant’s Transfer Account.
10.	_______% of a Participant’s Voluntary Contribution Account.
11.	_______% of

d.	If Participant directed investments are permitted, will voting rights on directed investments be passed through to Participants?

1.	No. Employer stock is not an alternative OR Plan is not intended to comply with Act Section 404(c).
2.	Yes, for Employer stock and securities held in brokerage accounts.
3.	Yes, for all investments.

62.	ROLLOVERS (Plan Section 4.6)

a.	Will Rollovers be accepted by this Plan?

1.	Rollovers will not be accepted by this Plan.
2.	Rollovers will be accepted by this Plan.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

b.	If Rollovers are accepted by this Plan, rollovers may be accepted ...
	1.	from any Eligible Employee, even if not a Participant.
	2.	from Participants only.
c.	And, distributions from a Participant’s Rollover Account may be made...
	1.	at any time.
	2.	only when the Participant is otherwise entitled to a distribution under the Plan.
63 .	EMPLOYEES’ VOLUNTARY CONTRIBUTIONS (Plan Section 4.8)
	a.	After-tax voluntary Employee contributions will not be allowed.
	b.	Each Participant may elect to make after-tax voluntary Employee contributions:
		1.	up to _______% of Compensation.
		2.	from _______% to _______% of Compensation.
		3.	up to a percentage of Compensation equal to _______% minus the rate of Salary Deferrals made by the Participant.
		4.	up to the maximum percentage allowable not to exceed the limits of the Internal Revenue Code.
	c.	If b. is selected, Highly Compensated Employees may only make after-tax voluntary Employee contributions (should not be greater than the limits specified above):
		1.	N/A. Same limits as specified above.
		2.	up to _______% of Compensation.
		3.	from _______% to _______% of Compensation.
		4.	up to a percentage of Compensation equal to _______% minus the rate of Salary Deferrals made by the Highly Compensated Employees.
64 .	LIFE INSURANCE (Plan Section 7.5)
	a.	May life insurance be purchased?
		1.	Life insurance may not be purchased.
		2.	Life insurance may be purchased at the option of the Administrator.
		3.	Life insurance may be purchased at the option of the Participant.
	b.	If life insurance may be purchased, the purchase of initial or additional life insurance will be subject to the following limitations (select all that apply):
		1.	N/A, no limitations.
		2.	The following limitations:
			a.	each initial Contract will have a minimum face amount of $_________.
			b.	each additional Contract will have a minimum face amount of $_________.
			c.	the Participant has completed _________ Years of Service (or Periods of Service).
			d.	the Participant has completed _________ Years of Service (or Periods of Service) while a Participant in the Plan.
			e.	the Participant is under age _________ on the Contract issue date.
			f.	the maximum amount of all Contracts on behalf of a Participant may not exceed $_________.
			g.	the maximum face amount of any life insurance Contract will be $_________.

GUST TRANSITION RULES

The following questions only apply if this is a GUST RESTATEMENT (i.e., Question 6.c. is selected). If this is not a GUST restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

65 .	COMPENSATION

The family aggregation rules of Code Section 401(a)(17) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective as of:

a.	The first day of the first Plan Year beginning after 1996.
b.	_________ (may not be prior to the first day of the first Plan Year beginning in 1997 and may not be later than the first day of the Plan Year following the Plan Year in which this GUST restatement is adopted).
NOTE:	If family aggregation continued to apply after 1996, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

And, for Limitation Years beginning on and after January 1, 2001 or, if earlier, __________ (may not be earlier than the first day of the first Limitation Year beginning on or after January 1, 1998), for purposes of 415 Compensation and for purposes of applying the limitations described in section 4.4 of the Plan, compensation paid or made available during such limitation years shall include elective amounts that are not includable in the gross income of the employee by reason of Code Section 132(f)(4).

Check and complete the following if the Plan has excluded from 414(s) Compensation amounts that are not includable in gross income by reason of Code Section 132(f)(4):

For Plan Years beginning on and after ________ (may not be earlier than the first day of the first Plan Year for which the Plan was operated to exclude such amounts in accordance with Section 414(s) as amended by the Community Renewal Tax Relief Act of 2000, but in no case earlier than the first day of the first Plan Year beginning on or after January 1, 1998), 414(s) Compensation shall not include elective amounts that are not includible in the gross income of the Employee under Code Section 132(f)(4).

66.	LIMITATION ON ALLOCATIONS AND TOP HEAVY RULES

If any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, then the limitations of Code Section 415(e) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective with respect to Limitation Years beginning in or after:

a.	N/A. The Employer does not maintain, and has never maintained, a qualified defined benefit plan OR the provisions of Code Section 415(e) have already been removed from this Plan.
b.	______ (may not be prior to the first Limitation Year beginning in 2000 and may not be later than the first Limitation Year beginning after the Limitation Year in which this GUST restatement is adopted).
NOTE:	If the Code Section 415(e) limits continued to apply to Limitation Years beginning after 1999, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes.

AND, if b. is selected with a date that is later than the effective date of this GUST restatement, then with respect to the Limitation Year in which this restatement is adopted, if any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, specify the method under which the plans involved will provide top heavy minimum benefits for Non-Key Employees and will satisfy the limitations of Code Section 415(e) in a manner that precludes Employer discretion:

c.	N/A. The effective date of the GUST restatement is the date the provisions of Code Section 415(e) no longer apply to this Plan.
d.	_________
NOTE:

If the top heavy minimum benefit is only provided in one plan and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

67.	INVOLUNTARY DISTRIBUTIONS
If the Plan provides for involuntary distributions (i.e., 49.b. is elected) then the increase in the involuntary amount threshold from $3,500 to $5,000 became effective with respect to distributions made on or after:
a.	N/A. The plan doesn’t provide for involuntary distributions less than $5,000.
b.	August 6, 1997, or if later __________________ (leave blank if not applicable).
68.	2001 MINIMUM DISTRIBUTION TRANSITION RULES (Plan Section 6.5(e))
With respect to required minimum distributions under the Plan made on or after January 1, 2002 or, as of ______ (not earlier than January 1, 2001), the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. If a date earlier than January 1, 2002 is selected above and the total amount of required minimum distributions made to a participant for 2001 prior to such date are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such participant for 2001 on or after such date. In addition, if a date earlier than January 1, 2002 is selected above and the total amount of required minimum distributions made to a participant for 2001 prior to such date are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the last calendar year beginning before the effective date of the final regulations under section 401(a)(9) or such other date as may be published by the Internal Revenue Service.
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with the MFS Retirement Services, Inc. Prototype Paired Defined Contribution Plans for Corporations, Associations and Self-Employed Individuals, Basic Plan Document #01. This Adoption Agreement and the basic Plan document shall together be known as MFS Retirement Services, Inc. Non-Standardized 401(k) Profit Sharing Plan and Trust # 001.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

MFS Retirement Services, Inc. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by MFS Retirement Services, Inc. or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify MFS Retirement Services, Inc. of any change in address.

The Employer fully acknowledges and agrees that MFS HERITAGE TRUST COMPANY (MHTC) will act as Directed Trustee only when all Plan investments are maintained on a participant recordkeeping system used by MFS Retirement Services, Inc. pursuant to a contract for recordkeeping and administrative support service and all other requirements imposed by MHTC are satisfied. The Plan Administrator is responsible for directing MHTC in the performance of the rights, powers, duties, and obligations of the Trustee, including without limitation, those rights, powers, duties and obligations with respect to the investment and distribution of Plan assets.

The Employer in adopting this prototype Plan hereby accepts full responsibility for the tax and legal aspects of the Plan and Trust and hereby confirms that it has received independent legal and tax advice from its own attorneys and advisors. It is hereby agreed and understood by the parties hereto that neither MFS nor any of its agents or employees has any responsibility with respect to the legal or tax aspects of the Plan and Trust. The Employer acknowledges that it has sole responsibility for maintaining all original documents relating to this Plan.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this ________________ day of ________________________, _______________. Furthermore, this Plan may not be used unless acknowledged by MFS Retirement Services, Inc. or its authorized representative.

EMPLOYER:

J & J Snack Foods Corp.
(enter name)
By:

The signature of the Trustee appears on a separate trust agreement attached to the Plan, or,

The following Acceptance of the MFS Heritage Trust Company will be completed if MHTC is named as Trustee:

MFS Heritage Trust Company
By:

Authorized Officer

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of MFS Retirement Services, Inc. has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the prototype sponsor or constitutes a qualified retirement plan.

MFS Retirement Services, Inc.
By:

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name	Christian Giorgi

Address	MFS Retirement Services, Inc.

500 Boylston Street, Boston, Massachusetts 02116

Telephone	(617) 954-5000

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

AMENDMENT #1

TO THE

MFS RETIREMENT SERVICES, INC.

PROTOTYPE PAIRED DEFINED CONTRIBUTION PLANS

For

CORPORATIONS, ASSOCIATIONS AND SELF-EMPLOYED INDIVIDUALS

EGTRRA AMENDMENT

ARTICLE I

PREAMBLE

1.1

Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.3	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE II

ADOPTION AGREEMENT ELECTIONS

The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped and the employer does not need to execute this amendment.

Unless the employer elects otherwise in this Article II, the following defaults apply:

1)

The vesting schedule for matching contributions will be a 6-year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).

2)

Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs. This is applied to all participants regardless of when the distributable event occurred.

3)	The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.
4)	Catch-up contributions will be allowed.
5)	The employer may limit the source of rollover contributions received by the plan on an operational and non-discriminatory basis.
2.1	Vesting Schedule for Matching Contributions

If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service	Nonforfeitable percentage

2	20%
3	40%
4	60%
5	80%
6	100%

If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and shall apply to all matching contributions subject to a vesting schedule.

2.2

Exclusion of Rollovers in Application of Involuntary Cash-out Provisions. Unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.

a.	Rollover contributions will not be excluded.
b.	Rollover contributions will be excluded only with respect to distributions made after ______ (Enter a date no earlier than December 31, 2001).
© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

1

2.3

Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the 6 month suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

a.

With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

b.	N/A.
2.4

Catch-up contributions (for 401(k) profit sharing plans only): For plan years beginning after December 31, 2001, or, as of       January 1, 2002        (not earlier than January 1, 2002), the plan permits catch-up contributions and such contributions shall be matched in accordance with the plan’s matching contribution formula (Article VI) unless elected below.

a.	The plan does not permit catch-up contributions to be made.
b.	The plan will not match catch-up contributions.
2.5

Rollovers from other plans. The plan permits the employer, operationally and on a non-discriminatory basis, to limit the source of rollover contributions that may be accepted (Article XII) except as elected below.

a.	The plan will not accept rollovers of after-tax employee contributions.
b.	N/A.

ARTICLE III

VESTING OF MATCHING CONTRIBUTIONS

3.1	Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions.
3.2	Vesting schedule. A participant’s accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

ARTICLE IV

INVOLUNTARY CASH-OUTS

4.1

Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

4.2

Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.

ARTICLE V

HARDSHIP DISTRIBUTIONS

5.1

Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2

Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

2

ARTICLE VI

CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

ARTICLE VII

INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

ARTICLE VIII

PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

ARTICLE IX

LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1	Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.
9.2

Maximum annual addition. Except to the extent permitted under Article XIV of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of:

(a)	$40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or
(b)	100 percent of the participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

ARTICLE X

MODIFICATION OF TOP-HEAVY RULES

10.1

Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

3

10.2	Determination of top-heavy status.
10.2.1

Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2

Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

a.

Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

b.

Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3	Minimum benefits.
10.3.1

Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2

Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

ARTICLE XI

DIRECT ROLLOVERS

11.1	Effective date. This Article shall apply to distributions made after December 31, 2001.
11.2

Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3

Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

4

11.4

Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

ARTICLE XII

ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. Except as otherwise elected in Section 2.5 of this amendment, the employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

ARTICLE XIII

REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

ARTICLE XIV

ELECTIVE DEFERRALS

14.1

Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2

Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

ARTICLE XV

SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

ARTICLE XVI

DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1	Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.
16.2

New distributable event. A participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

5

Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on January 1, 2002.

MFS Retirement Services, Inc.
By:

Authorized Officer

NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment.

This amendment has been executed this _________________ day of ____________________________, ________.

Name of Employer: J & J Snack Foods Corp.
By:

EMPLOYER

Name of Plan: J & J Snack Foods Corp. 401(k) Profit Sharing Plan

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

6

AMENDMENT #2

TO THE

MFS RETIREMENT SERVICES, INC.

PROTOTYPE PAIRED DEFINED CONTRIBUTION PLANS

For

CORPORATIONS, ASSOCIATIONS AND SELF-EMPLOYED INDIVIDUALS

RMD MODEL AMENDMENT

ARTICLE I

PREAMBLE

Adoption by prototype sponsor.

This amendment of the MFS Retirement Services, Inc. Prototype Paired Defined Contribution Plans for Corporations, Associations and Self-Employed Individuals, Basic Plan Document #01 (“Plan”) is a model amendment as provided in Revenue Procedure 2002-29 and is adopted as Article XIV of the Plan to comply with the final and temporary regulations under §401(a)(9) of the Internal Revenue Code. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20 and Section 3.03 of Revenue Procedure 2002-29, the sponsor hereby adopts this amendment on behalf of all adopting employers.

Supersession of inconsistent provisions.

This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

MINIMUM DISTRIBUTION REQUIREMENTS

Section 1.	General Rules.

1.1. Effective Date. Unless an earlier effective date is specified in the adoption agreement, the provisions of this article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2. Coordination with Minimum Distribution Requirements Previously in Effect. If the adoption agreement specifies an effective date of this article that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this article will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article equals or exceeds the required minimum distributions determined under this article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article is less than the amount determined under this article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this article.

1.3. Precedence. The requirements of this article will take precedence over any inconsistent provisions of the Plan.

1.4. Requirements of Treasury Regulations Incorporated. All distributions required under this article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code.

1.5. TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

Section 2.	Time and Manner of Distribution.

2.1. Required Beginning Date. The participant’s entire interest will be distributed, or begin to be distributed, to the participant no later than the participant’s required beginning date.

2.2. Death of Participant Before Distributions Begin. If the participant dies before distributions begin, the participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)

If the participant’s surviving spouse is the participant’s sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later.

(b)

If the participant’s surviving spouse is not the participant’s sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

(c)

If there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, the participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

1

(d)

If the participant’s surviving spouse is the participant’s sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving spouse were the participant.

For purposes of this section 2.2 and section 4, unless section 2.2(d) applies, distributions are considered to begin on the participant’s required beginning date. If section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the participant before the participant’s required beginning date (or to the participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3. Forms of Distribution. Unless the participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this article. If the participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

Section 3.	Required Minimum Distributions During Participant’s Lifetime.

3.1. Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a)

the quotient obtained by dividing the participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant’s age as of the participant’s birthday in the distribution calendar year; or

(b)

if the participant’s sole designated beneficiary for the distribution calendar year is the participant’s spouse, the quotient obtained by dividing the participant’s account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant’s and spouse’s attained ages as of the participant’s and spouse’s birthdays in the distribution calendar year.

3.2. Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the participant’s date of death.

Section 4.	Required Minimum Distributions After Participant’s Death.

4.1. Death On or After Date Distributions Begin.

(a)

Participant Survived by Designated Beneficiary. If the participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the longer of the remaining life expectancy of the participant or the remaining life expectancy of the participant’s designated beneficiary, determined as follows:

(1)	The participant’s remaining life expectancy is calculated using the age of the participant in the year of death, reduced by one for each subsequent year.
(2)

If the participant’s surviving spouse is the participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)

If the participant’s surviving spouse is not the participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the participant’s death, reduced by one for each subsequent year.

(b)

No Designated Beneficiary. If the participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the participant’s remaining life expectancy calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

2

4.2. Death Before Date Distributions Begin.

(a)

Participant Survived by Designated Beneficiary. Except as provided in the adoption agreement, if the participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the remaining life expectancy of the participant’s designated beneficiary, determined as provided in section 4.1.

(b)

No Designated Beneficiary. If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, distribution of the participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

(c)

Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the participant dies before the date distributions begin, the participant’s surviving spouse is the participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 2.2(a), this section 4.2 will apply as if the surviving spouse were the participant.

Section 5.	Definitions.

5.1. Designated beneficiary. The individual who is designated as the beneficiary under section 1.9 of Article I of the Plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2. Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant’s required beginning date. For distributions beginning after the participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 2.2. The required minimum distribution for the participant’s first distribution calendar year will be made on or before the participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3. Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

5.4. Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5. Required beginning date. The date specified in section 6.5 of Article VI of the Plan.

ADOPTION AGREEMENT ELECTIONS

(Check and complete section 1 below if any required minimum distributions for the 2002 distribution calendar year were made in accordance with the §401(a)(9) Final and Temporary Regulations.)

1.	Effective Date of Plan Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.

Article XIV, Minimum Distribution Requirements, applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after January 1, 2002.

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

3

(Check and complete any of the remaining sections if you wish to modify the rules in sections 2.2 and 4.2 of Article XIV of the Plan.)

2.	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

If the participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in section 2.2 of Article XIV of the Plan, but the participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the participant’s death. If the participant’s surviving spouse is the participant’s sole designated beneficiary and the surviving spouse dies after the participant but before distributions to either the participant or the surviving spouse begin, this election will apply as if the surviving spouse were the participant.

This election will apply to:

All distributions.
The following distributions:
3.	Election to Allow Participants or Beneficiaries to Elect 5-Year Rule.

Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in sections 2.2 and 4.2 of Article XIV of the Plan applies to distributions after the death of a participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under section 2.2 of Article XIV of the Plan, or by September 30 of the calendar year which contains the fifth anniversary of the participant’s (or, if applicable, surviving spouse’s) death. If neither the participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with sections 2.2 and 4.2 of Article XIV of the Plan and, if applicable, the elections in section 2 above.

4.	Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

Except with respect to any adoption agreement elections made by the employer above, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on __________________________, ______.

MFS Retirement Services, Inc.
By:

Authorized Officer

NOTE: The employer only needs to execute this amendment if an adoption agreement election has been made above.

This amendment has been executed this _________________ day of ______________________________, ________.

Name of Employer: J & J Snack Foods Corp.
By:

EMPLOYER

Name of Plan: J & J Snack Foods Corp. 401(k) Profit Sharing Plan

© Copyright 2002 MFS Retirement Services, Inc.	April, 2002

4

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: Country Home Bakers

Address: 6000 Central Highway

City: Pennsauken      State: New Jersey     Zip: 08109

Telephone: 856-665-9534      Federal Tax Identification Number: 30-0220338

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

Country Home Bakers

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: J & J Snack Foods Corp. of California

Address: 6000 Central Highway

City: Pennsauken      State: New Jersey     Zip: 08109

Telephone: 856-665-9534      Federal Tax Identification Number: 95-3255003

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

J & J Snack Foods Corp. of California

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: J & J Snack Foods Corp. of Pennsylvania

Address: 6000 Central Highway

City: Pennsauken      State: New Jersey     Zip: 08109

Telephone: 856-665-9534      Federal Tax Identification Number: 23-2241497

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

J & J Snack Foods Corp. of Pennsylvania

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: J&J Snack Foods Corp/Midwest

Address: 6000 Central Highway

City: Pennsauken      State: New Jersey      Zip: 08109

Telephone: 856-6659534      Federal Tax Identification Number: 36-3378856

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

J&J Snack Foods Corp/Midwest

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: J&J Snack Foods Transport Corp.

Address: 6000 Central Highway

City: Pennsauken      State: New Jersey      Zip: 08109

Telephone: 856-665-9534      Federal Tax Identification Number: 22-2709258

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

J&J Snack Foods Transport Corp.

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: J&J Snack Foods Sales Corp.

Address: 6000 Central Highway

City: Pennsauken      State: New Jersey      Zip: 08109

Telephone: 856-665-9534      Federal Tax Identification Number: 22-2839684

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

J&J Snack Foods Sales Corp.

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: The Icee Company

Address: 4701 Airport Drive

City: Ontario      State: California      Zip: 91761

Telephone: 856-665-9534      Federal Tax Identification Number: 95-2499371

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

The Icee Company

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: J&J Snack Foods Corp. /MIA

Address: 6000 Central Highway

City: Pennsauken      State: New Jersey      Zip: 08109

Telephone: 856-665-9534      Federal Tax Identification Number: 23-2520182

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

J&J Snack Foods Corp./MIA

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: Federal PBC Company

Address: 6000 Central Highway

City: Pennsauken      State: New Jersey      Zip: 08109

Telephone: 856-665-9534      Federal Tax Identification Number: 22-3682113

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

Federal PBC Company

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: Baker’s Best Snack Foods Corp

Address: 6000 Central Highway

City: Pennsauken      State: New Jersey       Zip: 08109

Telephone: 856-665-9534      Federal Tax Identification Number: 23-2861675

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

Baker’s Best Snack Foods Corp.

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: J&J Snack Foods Investment Corp.

Address: 6000 Central Highway

City: Pennsauken       State: New Jersey       Zip: 08109

Telephone: 856-665-9534       Federal Tax Identification Number: 52-1461740

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

J&J Snack Foods Investment Corp.

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date:

Participating Employer Agreement

Affiliated Employer Information

J & J Snack Foods Corp. 401(k) Profit Sharing Plan

Name of Employer: Pretzels, Inc.

Address: 6000 Central Highway

City: Pennsauken       State: New Jersey       Zip: 08109

Telephone: 856-665-9534       Federal Tax Identification Number: 75-1885843

Type of Entity: (select one)

Corporation (including tax-exempt or	Sole Proprietorship
Non-profit Corporation)	Partnership (including
Professional Service Corporation	Limited Liability Partnership)
S Corporation	Limited Liability Company
Other:

The Affiliated Employer identified above elects to participate in the J & J Snack Foods Corp. 401(k) Profit Sharing Plan sponsored by the Employer identified in the Adoption Agreement (the “Adopting Employer”) to which this Participating Employer Agreement is attached. The Affiliated Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

Pretzels, Inc.

Affiliated Employer

By:	Date:

J & J Snack Foods Corp.

Adopting Employer

By:	Date: